EXHIBIT 10.27

SECOND AMENDMENT OF ESI 401(k) PLAN

This Second Amendment of ESI 401(k) Plan (the “Plan”) is adopted by ITT Educational Services, Inc. (the “Employer”).

Background

A. Effective January 1, 2012, the Employer amended and completely restated the Plan.

B. The Plan was amended by a First Amendment.

C. The Employer now wishes to amend the Plan further.

Amendment

Effective August 1, 2013, the Plan is amended by adding a new Article XIX to read as follows:

ARTICLE XIX

ACQUISITION OF CABLE HOLDINGS, LLC

(DOING BUSINESS AS BENCHMARK LEARNING)

Notwithstanding any other provision of the Plan, solely with respect to individuals who were employed by Cable Holdings, LLC (“Benchmark”) on July 31, 2013 and by ESI on August 1, 2013, the following rules apply:

(a)	For the purpose of determining an Employee’s membership, service with Benchmark prior to August 1, 2013 will be considered in determining his Continuous Service under Section 3.1.

(b)	For the purpose of determining a Member’s nonforfeitable percentage in his Company Matching Contribution Account, service with Benchmark prior to August 1, 2013 will be considered Service under Section 5.4.

This Second Amendment of ESI 401(k) Plan (2012 Restatement) is executed this 18th day of December, 2013.

ITT EDUCATIONAL SERVICES, INC.

By:	Angela K. Knowlton
(Signature)

Angela K. Knowlton
(Printed)

Senior Vice President, Controller and Treasurer
(Title)

ATTEST:

Jenny Yonce
(Signature)

Jenny Yonce
(Printed)

Manager, Benefits & HRIS
(Title)